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                                                               EXHIBIT 10.20

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), effective as of Apr 11 1996, is entered into by and between RAYMOND ZACK (the "Employee") and EMCO RECYCLING CORP., an Arizona corporation (the "Company"), in consideration of, and upon, the terms and conditions set forth herein.

                                  I. RECITALS

         1.1 The Company in the business of processing scrap metals and materials with its offices located in the State of Arizona (the "Business"). Employee was a founder and key employee of the Company.

         1.2 The Company recognizes that the Employee's contribution as a founder and employee has been substantial, and the Company desires to assure the Employee's continued integral involvement in the development and growth of the Business through employment with the Company on the terms set forth herein, and Employee is desirous of committing himself to serve the Company on the terms set forth herein.

         1.3 It is a material condition to the Company's obligation to consummate a merger with a subsidiary of General Parametrics Corporation ("GPAR") that the Employee enter into this Agreement.

         1.4 The Company desires to obtain the services of the Employee, in the capacity described below, on the terms and conditions hereinafter set forth, and the Employee is willing to accept such employment on such terms and conditions.
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                         II.  EMPLOYMENT BY THE COMPANY

         The Company does hereby employ, engage, and hire the Employee on a full-time basis, and the Employee does hereby accept and agree to such full-time employment, engagement and hiring. The Employee's duties during the employment period shall be in a managerial capacity as the Board of Directors of the Company (the "Board of Directors" or "Board") shall from time to time prescribe. The Employee will devote his full working time, energy and skill to the performance of his duties for the Company and for the benefit of the Company.

         Employee's services hereunder shall be performed in Maricopa County, Arizona (except for temporary out of town work from time to time in the ordinary course of business). Employee shall not be relocated except upon express written consent of Employee and upon such terms and conditions as Employee and Company may agree.

                            III.   EMPLOYMENT PERIOD

         A. Initial Term - The Employee shall be employed by the Company for the duties set forth in Article II above for a five (5) year period, commencing as of the effective date of the merger (the "Effective Time") and ending on the fifth anniversary thereof (the "Initial Term"), unless sooner terminated in accordance with the provisions of this Agreement. Thereafter, this Agreement shall automatically renew for an additional period of one (1) year on each subsequent anniversary of the Effective Time (each such one-year period is referred to

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as the "Renewal Term") unless either party gives written notice to the other to terminate this Agreement not less than ninety (90) days prior to such Initial Term (or Renewal Term). The term "Initial Term" and the term "Renewal Term" are collectively referred to as the "Employment Period."

                           IV. CENTRAL COMPENSATION

         A. Base Salary - The Company shall pay the Employee, and the Employee agrees to accept from the Company, a base salary of $120,000 per year ("Base Salary") payable in equal weekly installments or at such other time or times as the Employee and the company shall agree.

         B. Annual Base Salary Increases - The Base Salary for Employee shall be increased on an annual basis in an amount not less than 7% per year, including each Renewal Term.

         C. Bonus - Employee shall be further entitled to any annual bonuses and stock options (collectively "Bonus") in an amount, if any, to be determined by the Board of Directors of the Company in its discretion.

                                  V. BENEFITS

         The Employee shall be entitled to the following fringe benefits:

         A. Insurance Coverage - The Company shall provide Employee with medical and dental insurance coverage for Employee and Employee's immediate family in accordance with the terms and conditions established from time to time in the Company's insurance plan. Medical and dental insurance benefits provided





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to Employee and his immediate family hereunder shall be no less than those previously provided to Employee by the Company.

         B. Benefit Plans - Employee may participate in the Company's 401K Plan, provided the Employee is eligible to participate therein, to the same extent Employee participated prior to the Effective Time. In the event such 401K Plan is terminated, Company shall compensate Employee in a substantially-equivalent manner, provided, that this is lawful pursuant to the ERISA laws.

         C. Vacation - Employee shall be entitled to four (4) weeks paid vacation during each year with such vacation days to be taken at times mutually agreed upon by Employee and the Company consistent with his duties hereunder and in accordance with the Company's policies and reasonable needs of the Employee and Company.

         D. Automobile Expenses - Employee shall receive a car allowance of $600.00 per month to cover expenses incurred by Employee pursuant to Employee's use of an automobile, plus a reasonable amount for gas, oil, and maintenance as a result of extraordinary trip expenses, if any, on company business approved by the Company.

         E. Additional Benefits - In addition to the other benefits described in this Article V, the Company shall pay standard monthly fees and Company business air-time expenses for a cellular telephone.





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                             VI. BUSINESS EXPENSES

         The Company will reimburse the Employee for any and all necessary, customary and usual expenses, properly receipted in accordance with the Company's policies applicable to all executive employees, incurred by the employee on behalf of the Company, including, but not limited to, reasonable expenses relating to meals and entertainment, and other professional expenses. The Company will issue to Employee a corporate credit card to be used by Employee for such business expenses in the discretion of the Company.

                               VII. TERMINATION

         The compensation and other benefits provided to the Employee pursuant to this Agreement, and the employment of the Employee by the Company, shall be terminated prior to the expiration of the Initial Term or Renewal Tom only as provided in this Article VII.

         A. Termination Due to Death or Disability - The Employee's obligations under this Employment Agreement shall automatically terminate (i) upon the Employee's death, or (ii) if the Employee becomes "disabled" (as defined below), on the date such disability is determined. The Employee shall be considered to be "disabled" for purposes of this Article VII if, in the judgment of a licensed physician selected by the Board of Directors of the Company and reasonably acceptable to the Employee, the Employee is unable to perform his customary duties under this Agreement because of a physical or mental impairment.





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The determination by said physician shall be binding and conclusive for all purposes.

         B. Termination for Cause - The Company may terminate this Agreement at any time during the Employment Period for "cause." The term "cause" as used herein shall mean:


         (i) the continued failure by the Employee to substantially perform his duties under this Agreement (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after demand for substantial performance delivered by the Company to the Employee in a writing that specifically identifies the manner in which the Company believes the Employee has not substantially performed his duties and the Employee is given a reasonable opportunity to cure such failure;

         (ii) the conviction of the Employee of a felony charge involving moral turpitude, or the engagement by the Employee in misconduct relating to the Company which is materially injurious to the Company, monetarily or otherwise, including, but not limited to, sexual misconduct, fraud, theft, or embezzlement; or

         (iii) the intentional violation by the Employee of any material provision of this Agreement, which violation, is not cured within twenty (20) days after written notice thereof by the Company to the Employee, or within forty-eight (48) hours for a violation which is not capable of being cured.





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         C.      Termination Without Cause - Either the Company or the Employee
may terminate this Agreement without cause at any time during the employment period by providing the other with thirty (30) days' advance written notice of termination.

         D.      Obligations of the Company Upon Termination

                 (i) Death, Disability or Termination by Employee: If the Employee's employment is terminated by reason of death or because he is disabled, or if the Agreement is terminated by Employee at any time for any reason after the date hereof, the Company shall pay to the Employee (or his estate) 70% of the Employee's Base Salary in equal weekly installments until the sooner of (a) the end of the Initial Term (or Renewal Term, as the case may be), or (b) two (2) years from such event, but in no event shall Employee or his estate be entitled to receive any Bonus or other fringe benefits following death or disability or termination by Employee.

                 (ii) Cause: If the Employee's employment is terminated for cause, Employee shall receive none of the Base Salary remaining during the Initial Term and/or Renewal Term, nor shall Employee receive any Bonus or fringe benefits.


                 (iii) Termination Without Cause by Company: In the event that this Agreement is terminated without cause by the Company, the Employee shall receive from the Company and the Company shall pay to the Employee the Employee's entire Base Salary in equal weekly installments until the and of the Initial Term or Renewal Term, and shall continue to provide all





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insurance  coverage, fringe benefits and benefit plan participation provided to
Employee and his immediate family as set forth above.

                         VIII.  RESTRICTIVE COVENANTS.

         In order to assure that GPAR will realize the benefits of the Merger Agreement of even date herewith and in consideration of the transactions set forth in this Agreement, Employee agrees that he will not for a period of five
(5) years from the later of the Effective Time or the date he ceases to be an employee, officer or director of GPAR or EMCO:

                          (a)     directly or indirectly, alone or as a
partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or business, engage in any business activity in the State of Arizona which is directly in competition with the business conducted by the Company at the Effective Time; provided, however, that, the beneficial ownership of less than five percent (5%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange, over-the-counter market or foreign exchange shall not be deemed, in and of itself, to violate the prohibitions of this Section;

                          (b)     directly or indirectly (i) induce any Person
(as defined in the Merger Agreement) which is a customer of the Company at the Effective Time to patronize any business directly or indirectly in competition with the business conducted by the





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Company; (ii) canvass, solicit or accept from any Person (as defined in the
Merger Agreement) which is a customer of the Company, any such competitive business, or (iii) request or advise any Person which is a customer of the Company at the Effective Time to withdraw, curtail or cancel any such customer's business with the Company;

                          (c)     directly or indirectly employ, or knowingly
permit any company or business directly or indirectly controlled by him, to employ, any Person who was employed by the Company at or within six (6) months prior to the Effective Time, or in any manner seek to induce any such Person to leave his or her employment;

                          (d)     directly or indirectly, at any time following
the Effective Time, in any way utilize, disclose, copy, reproduce or retain in his possession any of the Company's proprietary rights or records, including, but not limited to, any of their customer lists.
Employee acknowledges that the restrictions contained in this Section are reasonable in scope and duration and are necessary to protect the Company after the Effective Time. If any provision of this Section as applied to any party or to any circumstance is adjudged by a court to be invalid or unenforceable, the same will in no way affect any other circumstance or the validity or enforceability of this Agreement. If any such provision, or any part thereof, is hold to be unenforceable because of the duration of such provision or





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the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision, and/or to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced. The parties agree and acknowledge that the breach of this section will cause irreparable damage to the Company and upon breach of any provision of this Section, the Company shall be entitled to injunctive relief, specific performance or other equitable relief; provided, however, that this shall in no way limit any other remedies which the Company may have (including, without limitation, the right to seek monetary damages).

                                IX.    GENERAL PROVISIONS

         A. Assignment - This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder.

         B. Governing Law - This Agreement and the legal relations hereby created between the parties hereto shall be governed by and construed under and in accordance with the laws of the State of Arizona.

         C. Entire Agreement - This Agreement embodies the entire agreement of the parties respecting the matters within its scope, supersedes any prior agreements concerning these matters and may be modified only in writing.





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         D.      Waiver - Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

         E. Attorneys' Fees - The Employee and the Company agree that in any arbitration or legal proceedings arising out of this Agreement the prevailing party shall be entitled to its or his reasonable attorneys' fees and costs of litigation in addition to any other relief granted.

         F. Severability - In the event that a court of competent jurisdiction determines that any portion of this Agreement is in violation of any statute or public policy, then only the portions of this Agreement which violate such statute or public policy shall be stricken. All portions of this Agreement which do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Agreement shall modify the stricken terms to give as such effect an possible to the intentions of the parties under this Agreement.

         G. Indemnification - The Company shall indemnify and hold the Employee harmless to the maximum extent permitted by law against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' foes, incurred by the





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Employee in connection with the defense of, or as a result of any action or proceeding (or any appeal from any action or proceeding) to which the Employee is made or is threatened to be made a party by reason of the fact that the Employee is or was an officer, director, or any employee in any capacity of the Company or any of its affiliates or any employee benefit plan of the Company or its affiliates, regardless of whether such action or proceeding is brought by or in the right of the Company, to procure a judgment in its favor, or other than by or in the right of the Company. The Employee shall not be entitled to indemnification for any judgments, fines, amounts paid in settlement or expenses arising out of any action or omission by the Employee which is determined, pursuant to a final, nonappealable order of any court of competent jurisdiction, to be grossly negligent, to constitute willful misconduct, or to be in violation of any law or regulation of the State of Arizona or the United States of America, unless such action or omission was taken or omitted in good faith pursuant to a directive or policy of the Board of Directors of the Company. Notwithstanding anything to the contrary contained herein, the Company's indemnification obligations hereunder shall terminate upon Company's lawful termination of this Agreement pursuant to Article VIIB.

        H. Arbitration - All disputes or claims between Employee and the Company relating to this Agreement shall be submitted for resolution exclusively to arbitration under the Commercial


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Rules of Arbitration of the American Arbitration Association in Phoenix,
Arizona, no later than one (1) year from the date such claim arises. As a condition precedent to any such arbitration, the parties shall first participate in non-binding mediation in Phoenix with costs shared between them.

          I. Remedies Not Exclusive - No remedy expressly provided in this Agreement shall limit the right of any party to avail itself or himself of any other remedy available to such party, at law or in equity.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto signed this Agreement as of the day first above written.


                                                    "EMPLOYEE"

                                                    /s/ Raymond Zack
                                                    ---------------------------
                                                    Raymond Zack


                                                    "THE COMPANY"

                                                    EMCO RECYCLING CORP.



                                                    By: /s/ G.O. Moorehead
                                                       -----------------------

                                                    Its: President
                                                        ----------------------


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